UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 10, 2013
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07	Submission of Matters to a Vote of Security Holders
SIGNATURES
EXHIBITS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At a meeting on April 10, 2013, the Compensation Committee (the “Committee”) of the Weyerhaeuser Company (the “Company”) Board of Directors approved an amendment to the Company's Annual Incentive Plan (“AIP”) to provide that additional financial measures may be used by the Committee for measuring performance of the businesses under the AIP. The amended and restated AIP is attached as an exhibit.

At the Annual Meeting of Shareholders of Weyerhaeuser Company held on April 11, 2013, the Company's shareholders approved the Weyerhaeuser Company 2013 Long-Term Incentive Plan (the “2013 Plan”). The Company's Board of Directors had previously adopted and approved the 2013 Plan, subject to stockholder approval. Terms of the 2013 Plan are described in the Company's 2013 Proxy Statement, which was filed with the Securities and Exchange Commission on February 26, 2013. The 2013 Plan was filed with the Securities and Exchange Commission on a Form 8-K on February 19, 2013. The forms of terms and conditions of equity that may be granted under the 2013 Plan are attached as exhibits.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Matters voted upon and votes cast at the annual meeting of shareholders of Weyerhaeuser Company held on Thursday, April 11, 2013, were:

The reelection of Debra A. Cafaro, Mark A. Emmert, Daniel S. Fulton, John I. Kieckhefer, Wayne W. Murdy, Nicole W. Piasecki, Doyle R. Simons, Richard H. Sinkfield, D. Michael Steuert, Kim Williams, and Charles R. Williamson to the board of directors.

	For	Against	Abstain	Broker Non-Votes
Cafaro.................	421,644,444	2,714,946	1,632,960	48,952,703
Emmert...............	421,940,388	2,387,061	1,664,496	48,953,108
Fulton.................	422,913,692	1,469,870	1,608,788	48,952,703
Kieckhefer....................	413,779,160	10,624,378	1,588,812	48,952,703
Murdy.................	422,427,782	1,892,673	1,671,490	48,953,108
Piasecki..................	422,640,142	1,705,642	1,646,129	48,953,140
Simons..................	422,278,013	2,042,421	1,671,917	48,952,703
Sinkfield.................	413,868,482	10,450,883	1,672,986	48,952,703
Steuert.....................	418,590,986	5,754,358	1,647,007	48,952,703
Williams..................	421,737,721	2,583,027	1,671,602	48,952,703
Williamson..................	420,845,184	1,776,281	3,370,886	48,952,703

	For	Against	Abstain	Broker Non-Votes
Proposal to approve the Weyerhaeuser Company 2013 Long-Term Incentive Plan	394,980,719	28,784,145	2,226,621	48,953,568
Proposal to approve the advisory (non-binding) resolution relating to executive compensation	409,987,239	11,716,096	4,288,149	48,953,570
Proposal to approve, on an an advisory basis, the appointment of auditors	462,749,189	9,945,536	2,250,328	—

TEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report.
10.1	Weyerhaeuser Company Annual Incentive Plan
10.2	Form of Weyerhaeuser Company 2013 Long-Term Incentive Plan Stock Option Terms and Conditions
10.3	Form of Weyerhaeuser Company 2013 Long-Term Incentive Plan Restricted Stock Units Terms and Conditions
10.4	Form of Weyerhaeuser Company 2013 Long-Term Incentive Plan Performance Share Units Terms and Conditions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Its:	Chief Accounting Officer

Date: April 15, 2013